UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2022
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GITLAB INC.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40895	47-1861035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]		Zip Code Not Applicable[1]
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s Telephone Number, Including Area Code: Not Applicable

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0000025 per share	GTLB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

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1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808, or to the email address: reach.gitlab@gitlab.com.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of PSU Award Agreement

On June 17, 2022, the Board of Directors (the “Board”) of GitLab Inc. (the “Company”), upon the recommendation of the Compensation and Leadership Development Committee (the “Committee”) of the Board, approved a form of Global Performance Stock Unit Award Agreement (the “Form of PSU Award Agreement”) under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) in connection with the granting of performance-based stock units (“PSUs”), as further described below.

The Form of PSU Award Agreement provides for the granting of PSUs which generally become eligible to vest upon the achievement of one or more performance criteria established at the time of grant and the satisfaction of any time-based vesting requirement, as applicable. The number of PSUs, if any, that will be earned pursuant to a PSU award will depend on the level of performance achieved with respect to the performance goals during the performance period.

The foregoing description is subject to, and qualified in its entirety by, the 2021 Plan, which was filed on September 17, 2021 with the Company’s Registration Statement on Form S-1 as Exhibit 10.3 and is incorporated herein by reference, and the Form of PSU Award Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the six months ending July 31, 2022.

Equity Awards

The Committee, in consultation with its external compensation consultant, regularly evaluates our executive compensation programs to ensure that they support retention and a strong pay-for-performance culture, provide competitive compensation opportunities, and align with our long-term business objectives. On June 14, 2022, the Committee recommended to the Board that the Board approve one-time equity awards consisting of PSUs and restricted stock units (“RSUs”). On June 17, 2022, the Board approved the one-time equity awards (the “Awards”) to key executives, including the individuals listed in the following table, in order to: (1) support retention of key executives in a competitive market and reinforce a pay for performance culture, (2) motivate such key executives who are nearing the end of valuable pre-IPO grants to achieve ambitious long term goals and (3) further align the rewards for such key executives with achieving the long term goals of the Company. The Company’s Chief Executive Officer is not receiving any Awards referenced herein. Key executives who received the Awards include the Company’s Section 16 Officers and Named Executive Officers, as set forth in the following table.

Officer	Target PSUs	Target RSUs
Brian Robins, Chief Financial Officer	78,121	52,080
Michael McBride, Chief Revenue Officer	89,149	59,433
Eric Johnson, Chief Technology Officer	47,025	31,350
Robin J. Schulman, Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary	37,069	24,712

PSUs

The PSU Awards will vest if the Company achieves certain revenue-based performance goals (the “Performance Goals”) as of the fourth quarter of fiscal year 2025 (the “Performance Period”). On or as soon as practicable following certification of achievement, the earned PSUs will be converted into RSUs which will vest in equal twenty-five percent increments over four quarters and will be settled in shares of Class A Common Stock. The date of the first vesting will be on or about the date on which the satisfaction of the Performance Goals has been certified by the Committee following completion of the Performance Period.

We believe the time and performance-based conditions (as applicable) associated with the PSU Awards are extremely rigorous and appropriately align the incentives of these key executives with the interests of our stockholders.

In case of a change of control of the Company before the expiration of the Performance Period, the PSUs will vest in equal 25% increments over four fiscal quarters as of the date of the change of control to the extent the Performance Goals have been achieved. The Committee will determine the achievement of the Performance Goals by comparing the revenue realized at the end of the quarter immediately preceding the public announcement of the change of control against pre-set target quarterly revenues determined by the Committee at the date of grant of the PSUs. Notwithstanding the foregoing, if a grantee’s employment terminates due to an involuntary termination without “cause” or a resignation for “good reason” (each as defined in the grantee’s offer letter addendum, if applicable), in each case, within three months preceding or twelve months following a change of control, then the then-outstanding earned PSUs will vest in full. This acceleration will only be effective if the grantee returns an effective release of general claims against the company within 60 days of such qualifying termination.

In the event of death or disability of a grantee, the PSUs will vest if the Performance Goals measured as of the quarter immediately preceding the death or disability as described above in the case of a change of control, have been achieved and the earned PSUs will accelerate to the extent provided in the Company’s Death and Disability Policy.

The PSU Awards are all otherwise subject to the terms and conditions of the 2021 Plan and the Form of PSU Award Agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference

RSUs

The RSUs will vest quarterly over four years, subject to the grantee’s continued employment through the applicable vesting date. Vesting in the event the grantee’s employment is terminated by the Company without cause or, if applicable, by the grantee for good reason, will be determined in accordance with such grantee’s addendum to their offer letter, if applicable. Vesting of the RSUs will accelerate in the event of death or disability in accordance with the Company’s Death and Disability Policy.

The RSUs were granted under the 2021 Plan using a restricted stock award agreement substantially consistent with the form of restricted stock award agreement previously filed by the Company with its Registration Statement on Form S-1 on September 17, 2021 as Exhibit 10.3. The foregoing description is subject to, and qualified in its entirety by, the 2021 Plan and the form of restricted stock award agreement previously filed, the terms of which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2022, the Company held its 2022 Annual Meeting of Stockholders and the following proposals were adopted:

1.Election of two Class I directors, Matthew Jacobson and Sytse Sijbrandij, each to serve a three-year term, which will expire at the 2025 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier resignation or removal:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Matthew Jacobson	727,455,201	—	4,423,279	16,246,701
Sytse Sijbrandij	728,169,268	—	3,709,212	16,246,701

2.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023:

Shares For	Shares Against	Shares Abstaining
748,007,532	17,290	100,359

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GitLab Inc.

Dated: June 22, 2022	By:	/s/ Brian Robins
Brian Robins
Chief Financial Officer